UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2022

MAGENTA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38541	81-0724163
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Technology Square Cambridge, Massachusetts	02139
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (857) 242-0170

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	MGTA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 1, 2022, Magenta Therapeutics, Inc. (“Magenta”) and Heidelberg Pharma Research GmbH (formerly Heidelberg Pharma GmbH) (“Heidelberg”) entered into an Amendment No. 3 (the “Amendment”) to the Exclusive Research, Development Option and License Agreement by and between Magenta and Heidelberg, dated as of March 1, 2018, as amended (the “ERDOLA”).

Pursuant to the Amendment, Magenta granted to Heidelberg a non-exclusive license to certain patents filed by Magenta covering uses of amanitin for targets that Magenta chose not to license from Heidelberg, to develop and exploit products containing amanitin. In addition, Magenta granted to Heidelberg a non-exclusive license to certain patents filed by Magenta that claim certain antibody constructs, to develop and exploit products containing amanitin, excluding any products containing amanitin directed at targets that Magenta has licensed patent rights from Heidelberg. The Amendment also provided for a release of claims (if any) by both Magenta and Heidelberg related to the intellectual property provisions of the ERDOLA that accrued before August 1, 2022.

Under the terms of the Amendment, Heidelberg also agreed to transfer to Magenta or its designee certain know how that is necessary for the manufacture of amanitin. Simultaneously with the execution of the Amendment, Magenta and Heidelberg entered into a technical transfer agreement regarding this transfer. Heidelberg, through its current manufacturing partner, will continue to manufacture amanitin for Magenta until successful consummation of the technology transfer.

The foregoing description of the terms of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which Magenta intends to file in redacted form with the Securities and Exchange Commission as an exhibit to its Quarterly Report on Form 10-Q for the quarter ending September 30, 2022.

Item 2.02	Results of Operations and Financial Condition.

On August 4, 2022, Magenta announced its financial results for the quarter ended June 30, 2022. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 2.02 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

99.1	Press Release dated August 4, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGENTA THERAPEUTICS, INC.

Date:	August 4, 2022

By:	/s/ Stephen Mahoney
Stephen Mahoney
Title:	Chief Financial and Operating Officer

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